Exhibit 99.1

Phase 2 PTSD Study Top - Line Results October 20, 2020

Forward-looking Statements

This presentation has been prepared by Aptinyx Inc. ("we," "us," "our," "Aptinyx," or the "Company") and is made for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy securities, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The information set forth herein does not purport to be complete or to contain all of the information you may desire. Statements contained herein are made as of the date of this presentation unless stated otherwise, and neither this presentation, nor any sale of securities, shall under any circumstances create an implication that the information contained herein is correct as of any time after such date or that information will be updated or revised to reflect information that subsequently becomes available or changes occurring after the date hereof.

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 relating to business, operations, and financial conditions of Aptinyx, including, but not limited to, preclinical and clinical development of Aptinyx's product candidates, including future plans or expectations for NYX-783 and potential therapeutic effects of NYX-783, the timing and reporting of results from preclinical and clinical studies, and the timing and outcome of discussions with FDA and other regulatory agencies, expectations regarding the design, implementation, timing, and success of its future clinical studies of NYX-783, including whether they are pivotal or would support registration, and expectations regarding its other NMDA receptor modulation platform development activities. Risks that contribute to the uncertain nature of the forward-looking statements include: the effect of COVID-19 on our business and financial results, including with respect to disruptions to our clinical trials, business operations, and ability to raise additional capital; the company's ability to execute on its strategy; that positive results from a clinical study may not necessarily be predictive of the results of future or ongoing clinical studies; future clinical studies may fail to demonstrate adequate safety and efficacy of our product candidates, which would prevent, delay, or limit the scope of regulatory approval and commercialization; regulatory approval processes of the FDA and comparable foreign regulatory authorities are lengthy, time-consuming, and inherently unpredictable; regulatory developments in the United States and foreign countries; the company's estimates regarding expenses, future revenue, and capital requirements; as well as those risks and uncertainties set forth in the company's most recent annual report on Form 10-K and subsequent filings with the Securities and Exchange Commission. Words such as, but not limited to, "look forward to," "believe," "expect," "anticipate," "estimate," "intend," "plan," "would," "should" and "could," and similar expressions or words, identify forward-looking statements. Although Aptinyx believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, there can be no assurance that its expectations will be realized. Actual results could differ materially from those projected in Aptinyx's forward-looking statements due to numerous known and unknown risks and uncertainties. All forward-looking statements speak only as of the date of this presentation and are qualified in their entirety by this cautionary statement. Aptinyx undertakes no obligation to revise or update this presentation to reflect events or circumstances after the date hereof.

2 | October 20, 2020

APTINYX

PTSD

~8.5 MILLION **people suffering from PTSD in the U.S.**
with an estimated lifetime prevalence of 6.8%

ONLY 2 APPROVED THERAPIES
both approved **~20+ years ago**

50-66 %
also battle **simultaneous addiction** to alcohol and other drugs

Numerous causes of PTSD

Car accidents | Criminal assault
War combat | Natural disaster | Sexual trauma

Elevated suicide rates among PTSD sufferers
~20 veterans or servicemembers die from suicide daily



3 | October 20, 2020

APTINYX

Differentiated Approach to Targeting PTSD: Addressing the Underlying Learning & Memory Dysfunction

CURRENT APPROACHES

Target symptoms

- **ANTIDEPRESSANTS**
  - Mood
- **ANXIOLYTICS**
  - Severe anxiety-related complications
- **HYPNOTICS**
  - Nightmares
  - Sleep disturbances

OUR APPROACH

Targets underlying dysfunction in extinction learning processes



Extinction learning (over time)
Deficit of normal extinction learning
NYX-783 target
Trauma
Stress
Trigger (non-harmful)
Traumatic memory
Pre-frontal Cortex hypofunction
Lack of cortical modulation contributes to adverse response
Reinforcement:
Avoidance
Adverse response (e.g., anxiety or anger)

4 | October 20, 2020

APTINYX

PTSD Symptoms and Diagnosis Characterized by Four Core Symptom Clusters Captured in the CAPS-5

Arousal & Reactivity	Negative Cognitions & Mood	Intrusions	Avoidance
• Jumpiness • Exaggerated startle response • Hypervigilance (always alert, on guard) • Irritability and/or aggressive behavior • Reckless or self-destructive behaviors • Problems with concentration • Sleep disturbances	• Blocking out/not remembering important aspects of trauma • Persistent negative beliefs about oneself, others, the world • Distorted sense of blame • Persistent negative emotions (fear, horror, anger, guilt, shame) • Diminished interest/participation in previously enjoyable activities • Feeling detached or estranged from others • Persistent inability to experience positive emotions	• Recurrent intrusive memories • Negative flashbacks or dissociative reactions • Traumatic nightmares • Intense psychological distress and reminders of trauma • Intense physiological distress	• Withdrawal from situations, thoughts, events, people, conversations, places, objects, etc. that invoke distressing memories, thoughts, or feelings

NYX-783 preclinical data particularly support potential effects across these domains

Secondary symptoms typically resolved downstream

Along with these symptom clusters, a diagnosis of PTSD typically requires:

- Symptoms for ≥ 1 month
- Symptoms cause impairment in important areas of function

5 | October 20, 2020

APTINYX

Study Design, Subject Disposition, and Baseline Characteristics October 20, 2020 6

STUDY OBJECTIVE Inform future development with regard to: First - in - Patient Exploratory Phase 2 Study of NYX - 783 in PTSD Important First Step in Evaluating the Efficacy of a Novel Mechanism 7 PHASE 1 PRECLINICAL PHASE 2 (FIRST - IN - PATIENT) Patient inclusion/exclusion criteria Endpoints Anticipated effect size Dose level PHASE 2b/3 STUDIES NDA/REGULATORY APPROVAL October 20, 2020 Findings from this study inform future development path and pivotal study design

Phase 2 PTSD Study Design Pre - Specified Primary Objective: To assess efficacy of NYX - 783 in a PTSD population using CAPS - 5 total score and CAPS - 5 symptom cluster scores October 20, 2020 8 Placebo non - responders SCREENING ( 2 – 4 WEEKS) STAGE 1 (4 WEEKS) STAGE 2 (4 WEEKS) Diagnosis of PTSD (DSM - 5) CAPS - 5 ≥ 30 PCL - 5 ≥ 38 NYX - 783 10 mg (n=24) NYX - 783 50 mg (n=26) NYX - 783 10 mg (n=11) NYX - 783 50 mg (n=13) Placebo (n=20) Placebo (n=38) Combined for primary efficacy analysis R Randomization Placebo non - responder criteria: • CAPS - 5 reduction from baseline ≤35% • CAPS - 5 score at re - randomization ≥26 Randomized, N=153* Placebo (n=103) CAPS - 5 (Clinician Administered PTSD Scale – DSM 5 th Edition) PCL - 5 (PTSD Checklist – DSM 5 th Edition) DSM - 5 ( Diagnostic and Statistical Manual of Mental Disorders) R R Not included in primary efficacy analysis Placebo responders NYX - 783 10 mg (n=11) NYX - 783 50 mg (n=13) Placebo (n=18) R *160 subjects randomized in total. 7 were under a prior protocol version which included a weekly dose; therefore, those 7 subjects are not included in the analysis population. N=44 N=42 Endpoints in this exploratory study assessed with pre - specified one - sided α of p<0.1

Baseline Demographics Stage 1 Stage 2 Demographic Placebo (n=103) 10 mg NYX - 783 (n=24) 50 mg NYX - 783 (n=26) Total (n=153) Placebo Only (n=38) Placebo Stage 2 (n=38) 10 mg NYX - 783 (n=22) 50 mg NYX - 783 (n=26) Total (n=124) Age Mean 40.8 43.4 43.8 41.7 43.6 44.7 37.9 39.8 42.1 Gender, n (%) Male 42 (40.8) 7 (29.2) 11 (42.3) 60 (39.2) 18 (47.4) 14 (36.8) 10 (45.5) 7 (26.9) 49 (39.5) Female 61 (59.2) 17 (70.8) 15 (57.7) 93 (60.8) 20 (52.6) 24 (63.2) 12 (54.5) 19 (73.1) 75 (60.5) Ethnicity, n (%) Hispanic/Latino 13 (12.6) 4 (16.7) 3 (11.5) 20 (13.1) 6 (15.8) 5 (13.2) 6 (27.3) 0 17 (13.7) Not Hispanic or Latino 90 (87.4) 20 (83.3) 23 (88.5) 133 (86.9) 32 (84.2) 33 (86.8) 16 (72.7) 26 (100) 107 (86.3) Race, n (%) African American 23 (22.3) 6 (25.0) 6 (23.1) 35 (22.9) 7 (18.4) 8 (21.1) 4 (18.2) 8 (30.8) 27 (21.8) Asian 4 (3.9) 2 (8.3) 0 6 (3.9) 0 2 (5.3) 2 (9.1) 1 (3.8) 5 (4.0) White 75 (72.8) 16 (66.7) 17 (65.4) 108 (70.6) 31 (81.6) 25 (65.8) 15 (68.2) 17 (65.4) 88 (71.0) Other 1 (1.0) 0 3 (11.5) 4 (2.6) 0 3 (7.9) 1 (4.5) 0 4 (3.2) October 20, 2020 9 Analysis as of October 17, 2020

Baseline clinical characteristics are consistent with a moderate to severe PTSD patient population Baseline Clinical Characteristics – ITT Primary Efficacy Population Stage 1 Stage 2 (PBO Non - Responders) Demographic Placebo (n=103) 10 mg NYX - 783 (n=24) 50 mg NYX - 783 (n=26) Total (n=153) Placebo Stage 2 (n=20) 10 mg NYX - 783 (n=11) 50 mg NYX - 783 (n=13) Total (n=44) Years Since PTSD Dx, mean 5.8 7.2 9.4 6.63 5.40 6.71 6.11 5.94 CAPS - 5 Total, mean (SD) 40.6 (7.58) 38.3 (8.26) 36.5 (7.37) 39.6 (7.76) 37.9 (8.29) 33.4 (4.57) 37.0 (6.23) 36.5 (7.04) PCL - 5, mean (SD) 49.9 (10.75) 48.7 (10.65) 48.0 (9.60) 49.4 (10.51) 44.2 (14.72) 38.5 (7.51) 44.1 (11.23) 42.67 (12.40) HADS - A, mean (SD) 14.3 (3.39) 13.6 (3.43) 12.6 (4.21) 13.9 (3.59) 10.3 (2.83) 11.4 (4.13) 10.4 (3.86) 12.98 (3.13) Social Circumstances, n (%)* Military Service 16 (15.7) 5 (20.8) 8 (30.8) 29 (19.1) Victim of Crime 21 (20.6) 3 (12.5) 4 (15.4) 28 (18.4) Victim of Sexual Abuse 14 (13.7) 2 (8.3) 2 (7.7) 18 (11.8) Death/Suicide of Other 20 (19.4) 2 (8.3) 3 (11.5) 25 (16.4) Victim of Other Abuse 8 (7.8) 2 (8.3) 0 (0) 10 (6.5) *Largest categories displayed, does not add to 100% October 20, 2020 10 Analysis as of October 17, 2020

Efficacy Data October 20, 2020 11

Clinically meaningful and statistically significant improvement on CAPS - 5 Arousal and Reactivity Score for 10mg, 50mg, and pooled dose groups Effect is concordant with fear extinction mechanism of NYX - 783 Significant improvement on Arousal and Reactivity symptom domain largely drove overall trend on CAPS - 5 Total Score and other composite endpoints Primary Objectives: CAPS - 5 Arousal and Reactivity Score 12 October 20, 2020 CAPS - 5 (Clinician Administered PTSD Scale – DSM 5 th Edition) MMRM LSM Change ( Mixed - effects models for repeated measures – Least Squares Means ) Analysis as of October 17, 2020 - 1.0 - 2.6 - 2.0 -5.0 -4.5 -4.0 -3.5 -3.0 -2.5 -2.0 -1.5 -1.0 -0.5 0.0 Week 4 LSM Change from Baseline MMRM LSM Change from Baseline - ITT PBO Non - Responders Placebo (n=20) 10 mg NYX-783(n=11) 50 mg NYX-783(n=13) - 2.7 - 3.5 - 4.2 -5.0 -4.5 -4.0 -3.5 -3.0 -2.5 -2.0 -1.5 -1.0 -0.5 0.0 Week 4 LSM Change from Baseline MMRM LSM Change from Baseline - ITT Placebo (n=103) 10 mg NYX-783(n=24) 50 mg NYX-783(n=26) Stage 1 (4 weeks) Stage 2 (4 weeks) P - values versus PBO 10mg 50mg Pooled P - values versus PBO 10mg 50mg Pooled Stage 1 0.065 0.004 0.004 Stage 2 0.037 0.131 0.040 Stage 1 + Stage 2 (primary analysis) 0.049 0.040 0.027

P - values versus PBO 10mg 50mg Pooled P - values versus PBO 10mg 50mg Pooled Stage 1 NS 0.049 NS Stage 2 NS NS NS Stage 1 + Stage 2 (primary analysis) NS 0.138 NS Trend to significance in combined Stage 1+2 analysis for 50mg dose Statistically significant improvement in Negative Cognitions and Mood Score in Stage 1 with 50mg dose Consistent with pre - clinical data and NYX - 783 mechanism of action Primary Objectives: CAPS - 5 Negative Cognitions and Mood Score 13 October 20, 2020 Stage 1 (4 weeks) Stage 2 (4 weeks) - 4.2 - 3.4 - 5.7 -7.0 -6.0 -5.0 -4.0 -3.0 -2.0 -1.0 0.0 Week 4 LSM Change from Baseline MMRM LSM Change from Baseline - ITT Placebo (n=103) 10 mg NYX-783(n=24) 50 mg NYX-783(n=26) - 1.9 - 2.1 - 2.0 -7.0 -6.0 -5.0 -4.0 -3.0 -2.0 -1.0 0.0 Week 4 LSM Change from Baseline MMRM LSM Change from Baseline - ITT - PBO Non - Responders Placebo (n=20) 10 mg NYX-783(n=11) 50 mg NYX-783(n=13) CAPS - 5 (Clinician Administered PTSD Scale – DSM 5 th Edition) MMRM LSM Change ( Mixed - effects models for repeated measures – Least Squares Means ) Analysis as of October 17, 2020

Trend to significance in combined Stage 1+2 analysis for 50mg dose Robust and clinically meaningful reduction in CAPS - 5 Total Score from baseline during Stage 1 for 50mg dose – trend to significance despite strong placebo effect Reduction in CAPS - 5 Total Score during Stage 2 for 10mg and 50mg Strong signal despite high placebo response in Stage 1 Primary Objectives: CAPS - 5 Total Score 14 October 20, 2020 - 13.3 - 11.7 - 15.7 -18.0 -16.0 -14.0 -12.0 -10.0 -8.0 -6.0 -4.0 -2.0 0.0 Week 4 LSM Change from Baseline MMRM LSM Change from Baseline - ITT Placebo (n=103) 10 mg NYX-783(n=24) 50 mg NYX-783(n=26) - 5.9 - 8.1 - 7.3 -18.0 -16.0 -14.0 -12.0 -10.0 -8.0 -6.0 -4.0 -2.0 0.0 Week 4 LSM Change from Baseline MMRM LSM Change from Baseline - ITT - Placebo Non - Responders Placebo (n=20) 10 mg NYX-783(n=11) 50 mg NYX-783(n=13) P - values versus PBO 10mg 50mg Pooled P - values versus PBO 10mg 50mg Pooled Stage 1 NS 0.119 NS Stage 2 NS NS NS Stage 1 + Stage 2 (primary analysis) NS 0.161 NS Stage 1 (4 weeks) Stage 2 (4 weeks) CAPS - 5 (Clinician Administered PTSD Scale – DSM 5 th Edition) MMRM LSM Change ( Mixed - effects models for repeated measures – Least Squares Means ) Analysis as of October 17, 2020

44% 26% 45% 30% 78% 50% ≥30% ≥50% Improvement from Baseline on CAPS - 5 Total Score Proportion of Patients Achieving Key Response Thresholds @ Week 4 Placebo (n=85) 10mg NYX-783 (n=20) 50mg NYX-783 (n=18) p=0.008 vs. PBO p=0.044 vs. PBO Analysis inclusive of ITT patients in with CAPS - 5 Total Score values at both baseline and week 4 Consistent, dose - dependent efficacy signal in CAPS - 5 Total Score in patient responder analysis For 50mg dose in Stage 1, 78% of patients achieved 30% reduction in CAPS - 5 Total Score, and 50% of patients achieved 50% reduction Primary Objectives: CAPS - 5 Total Score – Responder Analysis October 20, 2020 15 Analysis as of October 17, 2020 Stage 1 (Week 4) – ITT Completers

P - values versus PBO 10mg 50mg Pooled P - values versus PBO 10mg 50mg Pooled Stage 1 0.024 0.018 0.004 Stage 2 0.067 NS NS Stage 1 + Stage 2 (primary analysis) 0.045 0.166 0.056 Strong effect on HADS - Anxiety scale – statistically significant for 10mg and pooled doses, trending for 50mg HADS - Anxiety reduction consistent with reduction in CAPS - 5 Arousal and Reactivity Score and NYX - 783 mechanism of fear extinction Additional Pre - Specified Endpoints: HADS - Anxiety 16 October 20, 2020 Stage 1 (4 weeks) Stage 2 (4 weeks) - 3.1 - 4.3 - 4.4 -5.0 -4.5 -4.0 -3.5 -3.0 -2.5 -2.0 -1.5 -1.0 -0.5 0.0 Week 4 LSM Change from Baseline MMRM LSM Change from Baseline - ITT Placebo (n=103) 10 mg NYX-783(n=24) 50 mg NYX-783(n=26) - 1.0 - 2.4 - 0.6 -5.0 -4.5 -4.0 -3.5 -3.0 -2.5 -2.0 -1.5 -1.0 -0.5 0.0 Week 4 LSM Change from Baseline MMRM LSM Change from Baseline - ITT - PBO Non - Responders Placebo (n=20) 10 mg NYX-783(n=11) 50 mg NYX-783(n=13) CAPS - 5 (Clinician Administered PTSD Scale – DSM 5 th Edition) MMRM LSM Change ( Mixed - effects models for repeated measures – Least Squares Means ) HADS - A (Hospital Anxiety and Depression Scale – Anxiety) Analysis as of October 17, 2020

P - values versus PBO 10mg 50mg Pooled P - values versus PBO 10mg 50mg Pooled Stage 1 NS 0.0987 NS Stage 2 0.138 NS NS Stage 1 + Stage 2 (primary analysis) NS 0.170 0.180 PCL - 5 is a patient response endpoint with symptom questions identical to CAPS - 5 Trend to significance for 50mg and pooled doses in Stage 1+2 analysis Statistically significant reduction in Stage 1 for 50mg Trend to significance in Stage 2 for 10mg Additional Pre - Specified Endpoints: PCL - 5 (Patient Reported) 17 October 20, 2020 Stage 1 (4 weeks) Stage 2 (4 weeks) - 16.4 - 16.3 - 19.9 -25.0 -20.0 -15.0 -10.0 -5.0 0.0 Week 4 LSM Change from Baseline MMRM LSM Change from Baseline - ITT Placebo (n=103) 10 mg NYX-783(n=24) 50 mg NYX-783(n=26) - 5.1 - 8.6 - 5.7 -25.0 -20.0 -15.0 -10.0 -5.0 0.0 Week 4 LSM Change from Baseline MMRM LSM Change from Baseline - ITT - PBO Non - Responders Placebo (n=20) 10 mg NYX-783(n=11) 50 mg NYX-783(n=13) CAPS - 5 (Clinician Administered PTSD Scale – DSM 5 th Edition) PCL - 5 (PTSD Checklist - DSM 5th Edition) MMRM LSM Change ( Mixed - effects models for repeated measures – Least Squares Means ) Analysis as of October 17, 2020

Tolerability and Adverse Event Data October 20, 2020 18

Favorable Tolerability and Adverse Event Profile Observed Safety Population 19 October 20, 2020 Treatment Emergent Adverse Events (TEAE) Placebo Only (N=102) n (%) NYX - 783 10 mg (N=24) n (%) NYX - 783 50 mg (N=26) n (%) Total (N=152) n (%) Placebo Only (N=38) n (%) Placebo Stage 2 (N=36) n (%) NYX - 783 10 mg (N=21) n (%) NYX - 783 50 mg (N=27) n (%) Total (N=122) n (%) Subjects with at least 1 TEAE 38 (37.3) 9 (37.5) 9 (34.6) 56 (36.8) 8 (21.1) 6 (16.7) 7 (33.3) 9 (33.3) 30 (24.6) Subjects with at least 1 related TEAE 22 (21.6) 6 (25.0) 7 (26.9) 35 (23.0) 4 (10.5) 1 (2.8) 1 (4.8) 2 (7.4) 8 (6.6) Subjects with a TEAE leading to discontinuation 4 (3.9) 1 (4.2) 3 (11.5) 8 (5.3) 1 (2.6) - - - 1 (0.8) TEAEs at ≥ 5% Frequency or 2x Placebo Headache 4 (3.9) 2 (8.3) 1 (3.8) 7 (4.6) 3 (7.9) - - 1 (3.7) 4 (3.3) Stage 1 Stage 2 Observed tolerability and adverse events similar to placebo Tolerability is an especially important factor for this population Analysis as of October 17, 2020

No fatal adverse events No life - threatening adverse events No drug - related serious adverse events – 3 reports of suicidal ideation in the study o 2 on placebo o 1 on NYX - 783 – deemed by investigator to be unrelated to study drug No drug - related severe adverse events No signal of clinically meaningful changes in lab values Other Adverse Event and Tolerability Observations October 20, 2020 20

Murray Stein, MD, MPH Distinguished Professor of Psychiatry and Public Health University of California San Diego 21 Clinician’s Perspective: PTSD Staff Psychiatrist at the VA San Diego Healthcare System October 20, 2020 DSM - 5 Anxiety, Obsessive - Compulsive Spectrum, Posttraumatic, and Dissociative Disorders Work Group

Approximate cash balance of $116 mm as of June 30, 2020, is expected to provide operational runway into 2022 INDICATION PRECLINICAL/ IND ENABLING PHASE 1 PHASE 2 PHASE 3 REGISTRATION/ COMMERCIAL CHRONIC PAIN FRANCHISE NYX - 2925 Fibromyalgia Painful Diabetic Peripheral Neuropathy PSYCHIATRY FRANCHISE NYX - 783 Post - Traumatic Stress Disorder NEUROLOGY FRANCHISE NYX - 458 Parkinson’s Disease Cognitive Impairment Advancing a Leading Pipeline of CNS Therapies Fast track designation by FDA Phase 2b Phase 2b Phase 2 Phase 2 Enrollment suspended in March 2020 due to challenges introduced by COVID - 19 pandemic Data readout expected 1H 2022 Anticipate recommencing study 4Q 2020 Positive results announced 4Q 2020 October 20, 2020 22

Q&A October 20, 2020 23

Robust, statistically significant, clinically meaningful, mechanistically relevant effects observed on numerous efficacy endpoints with only 4 weeks of treatment Clear dose response: 50mg dose demonstrated better effect than 10mg dose Majority of patients in the 50mg group demonstrated clinically meaningful response on key endpoints Overall effects in - line with effects observed with approved therapies at 8 or 12 weeks Well tolerated with overall tolerability profile comparable to placebo Demonstrates clear potential for NYX - 783 to be a meaningful therapy in an extremely underserved patient population Study supports advancing NYX - 783 into pivotal studies in PTSD Summary of Top - line Results 24 October 20, 2020 Met primary objective – positive results across numerous efficacy endpoints with favorable tolerability and adverse event profile Third Phase 2 study demonstrating therapeutic potential of Aptinyx’s novel NMDAr modulator platform